Exhibit 99.3


                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF GEORGIA
                                NEWNAN DIVISION


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In re                                  )  Chapter 11
                                       )
THE NEW POWER COMPANY, et al.,         )  Jointly Administered
                       -- --           )
                                       )  Case Nos. 02-10835 through 02-10837
                         Debtors.      )
                                       )  Judge W. Homer Drake, Jr.
                                       )
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           ORDER CONFIRMING DEBTORS' SECOND AMENDED CHAPTER 11 PLAN
        WITH RESPECT TO NEWPOWER HOLDINGS, INC. AND TNPC HOLDINGS, INC.
        ---------------------------------------------------------------

          The New Power Company ("NewPower"), NewPower Holdings, Inc. ("Holdings") and TNPC Holdings, Inc. ("TNPC" and, collectively, the "Debtors") having filed the Debtors' First Amended Chapter 11 Plan, dated December 16, 2002 (the "First Amended Plan") with the United States Bankruptcy Court for the Northern District of Georgia, Newnan Division (the "Bankruptcy Court"); and the Bankruptcy Court having scheduled February 12, 2003 at 10:00 a.m. as the date and time for a hearing (the "Confirmation Hearing") to consider confirmation of the First Amended Plan; and timely objections to confirmation having been filed by the Georgia Department of Revenue, Mandeep S. Chahal, and Riverside Contracting, LLC ("Riverside"); and an untimely objection to confirmation having been filed by Enron;(1) and the Debtors having filed the Debtors' Response to Objections to Confirmation of Debtors' First

-----------------------------
(1) Enron Corp. and certain of its affiliates are holders of Claims against, and Interests in, certain of the Debtors or otherwise may be parties in interest in these cases. In numerous pleadings filed in the Chapter 11 Cases, parties have, for various reasons, referred to these entities, or a sub-group thereof, as the "Enron Parties," the "Enron Creditors," the "Enron Entities" and the "Enron Equity Holders." In order to avoid confusion, those entities, and any relevant sub-group thereof, shall be referred to herein simply as "Enron."


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Amended Chapter 11 Plan; and the Debtors having filed a Modification of the
First Amended Plan, dated February 11, 2003 (the "Plan Modifications"), prior to the commencement of the Confirmation Hearing so that the plan under consideration at the Confirmation Hearing was the Debtors' Second Amended Chapter 11 Plan, dated February 12, 2003 (the "Second Amended Plan"); and the Court having announced its decision to confirm the Second Amended Plan solely with respect to NewPower and to continue the Confirmation Hearing with respect to Holdings and TNPC (collectively, the "Remaining Debtors") until February 28, 2003 at 11:00 am.; and the Bankruptcy Court having announced its decision to further continue the Confirmation Hearing with respect to the Remaining Debtors until April 4, 2003 at 2:00 p.m. (the "Continued Confirmation Hearing"); and the Bankruptcy Court having entered the Order Confirming Debtors' Second Amended Plan With Respect To The NewPower Company on February 28, 2003; and the Remaining Debtors having served and filed the Supplemental Statement in Support of Confirmation of the Debtors' Second Amended Chapter 11 Plan; and the Debtors having served and filed Debtors' Response to Enron's Objection to Confirmation of Debtors' Second Amended Chapter 11 Plan with Respect to NewPower Holdings, Inc. and TNPC Holdings, Inc., dated April 2, 2003; and the Debtors having filed proposed Findings of Fact and Conclusions of Law with Respect to (a) Order Confirming Debtors' Second Amended Chapter 11 Plan with Respect to New Power Holdings, Inc. and TNPC Holdings, Inc. and (b) Order Denying Motion to Reconsider or to Alter or Amend the Order with Respect to the Confirmation of Debtors' Second Amended Chapter 11 Plan Pursuant to Bankruptcy Rule 9023 with Respect to the NewPower Company on April 21, 2003 (the "Findings of Fact and Conclusions of Law"); and upon the record of the Confirmation Hearing and the Continued Confirmation Hearing and


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


all other proceedings in the Chapter 11 Cases;(2) and after due deliberation, and sufficient cause appearing therefor, it is hereby

                  ORDERED, ADJUDGED AND DECREED as follows:

          1. The Second Amended Plan is hereby confirmed with respect to the Remaining Debtors for the reasons set forth in the Findings of Fact and Conclusions of Law. All objections to confirmation of the Second Amended Plan as it relates to the Remaining Debtors, to the extent not settled, rendered moot or withdrawn, shall be, and hereby are, overruled and denied by the Bankruptcy Court.

          2. This Order shall be supplemented by the Findings of Fact and Conclusions of Law to be entered by the Bankruptcy Court and which are incorporated herein by reference, to the extent not inconsistent with this Order.

          3. The deadline for filing any objections to Claims and Interests against any of the Debtors shall be sixty (60) days after the date of entry of this Order, unless such deadline is extended by further Order of this Bankruptcy Court.

          4. All requests for payment of Administrative Claims (other than fees and expenses of professionals retained pursuant to Court order or pursuant to section 503 of the Bankruptcy Code) must be filed with the Bankruptcy Court using Proof of Claim Form (or a proof of claim form substantially similar to Official Form No. 10), either by first class mail, postage prepaid or by hand delivery to: Clerk of the Court, United States Bankruptcy Court for the Northern District of Georgia, Newnan Division, 18 Greenville Street, P.O. Box 2328,

-----------------------------
2       Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Second Amended Plan or the Findings of Fact and Conclusions of Law.


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Newnan, Georgia 30263 and a copy to New Power Holdings, Inc., 93 Cherry
Street, 2nd Floor, New Canaan, CT 06840, on or before September 30, 2003 (the "Administrative Bar Date"). Any person or entity that fails to file a proof of such Claim or application on or before such time and date shall be forever barred from asserting such Claim against any of the Remaining Debtors and shall be enjoined from commencing or continuing any action or employment of process to collect, offset or recover such Claim. Notice of the Administrative Bar Date shall be published and combined with notice of confirmation so that notice will be given to all parties in interest. Any person or entity that has previously properly filed a request for payment of an Administrative Claim with the Clerk of the Court need not make any additional filings.

          5. Notice of the Administrative Bar Date may be combined with the Confirmation Notice (as defined in paragraph 17 hereof).

          6. Pursuant to Section 1146(c) of the Bankruptcy Code, any transfer of assets in furtherance of the Second Amended Plan shall be, and hereby is, determined to be exempt from any and all applicable stamp taxes or similar taxes.

          7. The Bankruptcy Court shall retain exclusive jurisdiction over the Remaining Debtors, their Estates and the Chapter 11 Cases until such cases are closed in accordance with Article IX of the Second Amended Plan to ensure that the purpose and intent of the Second Amended Plan are carried out.

          8. Notwithstanding anything contained in the Second Amended Plan or this Order to the contrary, the Examiner Order (as it may be amended or modified from time to time) shall remain in full force and effect after entry of this Order and nothing in the Second Amended Plan or this Order is intended to, nor shall it be deemed to, modify the scope of the investigation


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by the Examiner as set forth in the Examiner Order, or the powers, rights, remedies or recourse which the Examiner may seek pursuant to the Examiner Order. Without in any way limiting the generality of the foregoing: (a) no Claim or Interest asserted by the Enron Parties (as that term is defined in the Examiner Order as amended) subject to investigation under the Examiner Order, no Insider Claims (as such term is defined in the Examiner Order as amended) and no Employee Claims (as that term is defined in the Examiner Order as amended) shall be Allowed without (i) the written consent of the Examiner and the Debtors, or (ii) a Final Order of the Bankruptcy Court; (b) pending allowance each such Claim or Interest shall be treated as a Disputed Claim or Interest for purposes of the reserves under the Second Amended Plan; (c) notwithstanding the provisions of Sections 5.11 and 5.12 of the Second Amended Plan, the Bankruptcy Court expressly reserves the right and the jurisdiction to authorize the Examiner to take additional action in accordance with the Examiner Order including, without limitation, upon authorization from the Bankruptcy Court under the Examiner Order, the filing of objections to re-characterize as equity, in whole or in part, any claim by the Enron Parties against one or more of the Debtors and the compromise or settlement of any such claim; provided, however, that to the extent the Examiner concludes there is, or may be, a basis for re-characterizing the claim of the Enron Parties, the party seeking re-characterization shall only seek such re-characterization to Class 9 and not to either Class 4 or to Class 6; and (d) notwithstanding the provisions of Section 5.12 of the Second Amended Plan, the Debtors shall not be entitled to compromise and settle any Claim or Interest asserted by any of the Enron Parties subject to investigation under the Examiner Order, any Insider Claims or any Employee Claims without (i) in the absence of written objection filed within 10 days of Designated Notice, the written consent of the Examiner and the Debtors or (ii) a Final Order of the Bankruptcy Court.


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


          9. Nothing in the Disclosure Statement, the Second Amended Plan or this Order shall limit, modify or impair the rights of the Debtors, or the Examiner in accordance with the Examiner Order, to fully assert, pursue and prosecute all claims, rights and remedies, including, but not limited to, (a) requesting that a Claim or Interest asserted by any of the Enron Parties (i) be disallowed, in whole or in part, and with respect to any and all of the Chapter 11 Cases, (ii) be re-characterized from debt to equity, in whole or in part, and with respect to any and all of the Chapter 11 Cases, provided, however, that to the extent the Bankruptcy Court deems re-characterization of the claim of Enron to be appropriate, such re-characterization would be only to Class 9 and not to either Class 4 or to Class 6, without prejudice to issues of equitable subordination among interests asserted in the Remaining Debtors and/or (iii) be equitably subordinated, in whole or in part, and with respect to any and all of the Chapter 11 Cases; and (b) asserting any and all objections to claims relating to entities other than the Enron Parties that are the subject of the Examiner Order. In addition, nothing in the Disclosure Statement, the Second Amended Plan or this Order shall limit, modify or impair the rights of the Debtors or the Examiner to seek disgorgement of any funds paid to any of the Enron Parties during the Chapter 11 Cases, and the Examiner's right to pursue any claims, rights and remedies will not be impaired or limited under theories of judicial estoppel, collateral estoppel, claim preclusion, res judicata or otherwise.

          10. Pursuant to Article VI of the Second Amended Plan, all executory contracts and unexpired leases of the Remaining Debtors that have not been previously assumed or rejected are deemed rejected as of the Effective Date, provided, however, that nothing contained in the Second Amended Plan or this Order shall be deemed to reject or otherwise impair any of the Debtors' insurance policies.


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


          11. At the hearing held on May 20, 2003, the Remaining Debtors, with the unanimous consent of their Board of Directors at that time, announced that they determined to moot the Riverside Objection by agreeing to modify the membership of the Board of Directors after confirmation of the Second Amended Plan to include only Richard L. Weill and Eugene Shanks, Jr. (the "Post-Confirmation Board"). The Remaining Debtors have further disclosed that the proposed post-confirmation certificate of incorporation and By-Laws for the Remaining Debtors shall be amended to provide that the Board of Directors may be no less than two (2) individuals. The Remaining Debtors have disclosed the identity and affiliations of the Post-Confirmation Board and any individual proposed to serve as an officer of the Debtors after confirmation of the Second Amended Plan, and the appointment to, or continuance in, such office of each such individual is consistent with the interests of creditors and equity security holders and with public policy as it relates to the Remaining Debtors, and the Remaining Debtors have disclosed the identity of any insider that will be employed or retained by the Remaining Debtors, and the nature of any compensation for each such insider as required by section 1125(a)(5) of the Bankruptcy Code.

          12. Pursuant to Section 9.2 of the Second Amended Plan and in accordance with Section 1141(b) of the Bankruptcy Code, all assets of the Remaining Debtors shall remain property of these Estates until distributed in accordance with the Second Amended Plan and shall be free and clear of all claims and interests of creditors and equity security holders, except as provided in the Second Amended Plan.

          13. Far purposes of determining the applicable rate of Post-Petition Interest, the date of entry of this Order shall be deemed the "date of the entry of the judgment" under 28 U.S.C. Section 1961.


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


          14. Unless otherwise provided in the Second Amended Plan or this Order, all injunctions or stays imposed by operation of law or by Order of the Bankruptcy Court in the Chapter 11 Cases, pursuant to Sections 105 or 362 of the Bankruptcy Code or otherwise, that are in effect on the Confirmation Date shall remain in full force and effect unless or until subsequently modified or terminated.

          15. Pursuant to paragraph 12.6 of the Second Amended Plan, the provisions of the Second Amended Plan shall be legally binding upon and inure to the benefit of the Remaining Debtors, their Estates, the holders of Claims, the holders of Interests and their respective successors and assigns.

          16. Notice of confirmation (the "Confirmation Notice") shall be given substantially in the form attached hereto as Exhibit A, and shall be served upon all parties entitled to notice pursuant to Bankruptcy Rule 3020(c)(2) and published once in each of the USA Today and The Wall Street Journal (National Edition). Publication and service of the Confirmation Notice shall be completed within fifteen (15) Business Days after entry of this Order.

          17. The Court shall retain jurisdiction to clarify, amend or supplement any provision of the Second Amended Plan or this Order upon proper application therefor (including extending any of the time periods set forth herein).

          18. The Remaining Debtors shall continue to file monthly operating reports with the Bankruptcy Court and the United States Trustee until the entry of a final decree closing these cases. Each monthly operating report shall disclose the amount of fees and expenses paid by the Debtors to each professional during the month covered by such monthly operating report.


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


          19. The Remaining Debtors are hereby authorized, empowered and directed to issue, execute, deliver, file or record any document, and to take any action necessary or appropriate to implement, effectuate and consummate the Second Amended Plan in accordance with its terms, including, without limitation, any agreement, by-law or certificate of incorporation amendment, whether or not specifically referred to in the Second Amended Plan or any exhibit thereto and without further application to or Order of the Bankruptcy Court or further action by their directors or stockholders.

          20. As of the Effective Date the Post-Confirmation Board and the officers previously designated by the Remaining Debtors shall be and hereby are appointed and authorized to serve as the management of the Remaining Debtors, and such appointment and authorization shall be effective under
Section 1129(a)(5) of the Bankruptcy Code and Section 303 of Title 8 of the Delaware Code, without need for further action by the directors or shareholders of the Remaining Debtors. The Remaining Debtors' certificate of incorporation and By-Laws shall be deemed amended to the extent necessary to comply with the provisions of sections 1123(a)(6), 1123(a)(7) and 1129(a)(5) of the Bankruptcy Code, and the Remaining Debtors' certificates of incorporation shall be deemed amended to the extent necessary to comply with the provisions of section 1123(a)(6) of the Bankruptcy Code and the Remaining Debtors are hereby authorized to file appropriate documents with the Delaware Secretary of State to reflect such amendments.

          21. If any or all of the provisions of this Order are hereafter reversed, modified or vacated by subsequent orders of the Bankruptcy Court or any other court, such reversal, modification or vacatur shall not affect the validity of the acts or obligations undertaken or incurred under or in connection with the Second Amended Plan prior to the Remaining


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Debtors' receipt of written notice of any such order. Notwithstanding any such reversal, modification or vacatur of this Order, any such act or obligation undertaken or incurred pursuant to, and in reliance on, this Order prior to the effective date of such reversal, modification or vacatur shall be governed in all respects by the provisions of this Order and the Second Amended Plan and all documents executed pursuant thereto or any amendments or modifications thereto.

          22. To the extent that there are any inconsistencies between the terms and provisions of the Second Amended Plan and the terms and conditions of this Order, the terms and conditions of this Order shall control.

          23. Nothing in the Disclosure Statement, the Second Amended Plan or this Order shall limit, modify or impair the rights of the Debtors to assert, pursue and prosecute any claims, rights and remedies against Southern Company Gas, LLC and its affiliates relating to, or arising out of, the sale by the Debtors of certain assets to Southern Company Gas, LLC, and the Debtors' right to pursue any such claims, rights and remedies shall not be impaired or limited under theories of judicial estoppel, collateral estoppel, claim preclusion, res judicata or otherwise.

          24. Notwithstanding any provision of the Second Amended Plan to the contrary, from and after the date that a plan has been confirmed in each of the Chapter 11 Cases (it being understood that this Order relates to confirmation only in the Remaining Debtors' cases), each proposed compromise and settlement of a Disputed Claim or Interest, and each request for payment of professional fees and expenses relating to the post-confirmation period (the "Fee Requests"), shall be subject to providing not less than 10 days Designated Notice of such proposed compromise and settlement or such Fee Request (as applicable). If no written


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objection is filed with the Bankruptcy Court within 10 days of the service of
Designated Notice, then the proposed compromise and settlement or Fee Request (as applicable) shall be deemed approved without the necessity of conducting any hearing or providing any further notice thereof and the Debtors shall be deemed authorized to consummate such compromise and settlement or pay such Fee Request (as applicable). If a party in interest files a written objection in the Chapter 11 Cases with respect to any proposed compromise and settlement or Fee Request (as applicable), and serves a copy of such objection upon the Debtors and their counsel, in each case within 10 days of service of Designated Notice of such proposed compromise and settlement or Fee Request (as applicable), then the Bankruptcy Court shall schedule a hearing with respect to said objection. Far purposes of this Order, "Designated Notice" means notice and an opportunity for a hearing (as defined in Section 102(a) of the Bankruptcy Code), with notice (a) constituting service of a copy of the proposed compromise and settlement or billing statement evidencing a Fee Request (it being understood that any such compromise and settlement or billing statement shall not be required to be fried with the Bankruptcy Court), and (b) limited to the Debtors, the United States Trustee, the Examiner, Riverside or their respective counsel, and other parties in interest who, after entry of a confirmation order in each of the Chapter 11 Cases, file a request for such notice and serve a copy of such notice on counsel to the Debtors.


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


          SO ORDERED.


At Newnan, Georgia this 15 day of August, 2003.


                                         /s/ W. Homer Drake, Jr.
                                         -----------------------
                                         W. HOMER DRAKE, JR.
                                         UNITED STATES BANKRUPTCY JUDGE

Prepared and Presented by:

KING & SPALDING LLP

/s/ Gregory S. Bianchi
   ------------------------
Paul K. Ferdinands
Georgia Bar No. 258623
Gregory S. Bianchi
Georgia Bar No. 056404
191 Peachtree Street
Atlanta, Georgia 30303
Telephone:  (404) 572-4600
Telecopier: (404) 572-5100

PARKER, HUDSON, RAWER, & DOBBS LLP

/s/ Rufus T. Dorsey, IV/ by GSB, with express permission
--------------------------------------------------------
Rufus T. Dorsey, IV
Georgia Bar No. 226705
285 Peachtree Center Avenue, N.E.
Atlanta, Georgia 30303
Telephone:  (404) 523-5300

Court-approved Examiner for NewPower Holdings, Inc.
and TNPC Holdings, Inc.

SCROGGINS & WILLIAMSON

/s/ J. Robert Williamson / by GSB, with express permission
----------------------------------------------------------
J. Robert Williamson
Georgia Bar No. 765214
1500 Candler Building
127 Peachtree Street, NE
Atlanta, Georgia 30303

Counsel for Riverside Contracting, LLC


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